UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2011

POP N GO
(Exact name of registrant as specified in its charter)

        Delaware                               333-88837                            95-4603172

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

12429 East Putnam Street, Whittier, California                           90602

       (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (562) 945-9351

________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Pop N Go (the "Company") issued a press release, entitled-"POP N GO Nears Completion of N9000 Production Run." The entire release reads as follows:

WHITTIER, CA--  Pop N Go, Inc. (PINKSHEETS: POPN) announced today that the Company's Model N9000 popcorn vending machine system is in the final stages of its first production run. Upon completion and final systems check, expected to take place in October, Pop N Go will ship machines to locations in Canada including the Walmart Canada headquarters office, Union Station in Toronto, one of the largest hospitals in Canada and Canadian Tire, a large national chain, as first announced on June 4, 2010. The Company will also ship machines for installation in free standing game stores located within a multi-thousand store US based retail chain as well as schools, malls and retail accounts across the country.

"Pop N Go and AVT (PINKSHEETS: AVTC), its manufacturing partner, have been pulling out all the stops to keep up with the soaring demand for our patented 'popcorn on demand' healthy snack vending machines. The combination of a fresh snack prepared in an entertaining way along with the incorporation of an embedded user-friendly touch screen and a High-Resolution video monitor promises to make the N9000 the worldwide leader and most recognizable vending brand in the world. We will provide details of exciting new developments as they unfold in the near future," said Mel Wyman, Pop N Go CEO.

About Pop N Go, Inc.

Pop N Go produces a unique hot air popcorn machine, capable of delivering single servings of fresh hot popcorn, which meets the demands of today's market. The company's self-contained equipment produces fresh popcorn for each customer while allowing the customer to watch the entire popping process. Pop N Go's machine is sized to fit almost anywhere (2'x2'), and can be used as a stand-alone vending machine or in a manual mode for traditional foodservice applications. More information about Pop N Go can be found at www.popngo.com.

Safe Harbor under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, regulatory approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties as may be detailed in the Company's filings with the Securities and Exchange Commission. Nothing in this press release shall be construed as an offer to buy or sell any securities herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POP N GO

Date: April 7, 2011

By: /s/ Melvin Wyman

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Melvin Wyman

Chief Executive Officer